Exhibit 99.2

scansource®

CFO COMMENTARY

Q1 FY 2020

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company's SEC filings on Form 10-Q for the quarter ended September 30, 2019. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, November 12, 2019 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

FIRST QUARTER SUMMARY

Our teams are executing on our strategic growth initiatives, and we delivered net sales of $1.01 billion (up 3.5% Y/Y or up 3.4% Y/Y organic growth). GAAP diluted EPS of $0.45 includes a higher-than-expected expense for the change in fair value of contingent consideration for Intelisys as a result of better-than-expected actual results. Our GAAP net sales, non-GAAP net sales, and non-GAAP diluted EPS tracked near the midpoint of our forecast range. For first quarter fiscal year 2020, we generated operating cash flow of $47 million, up from $6 million for the prior-year quarter.

In August, we announced plans to divest certain businesses outside of the United States, Canada and Brazil ("Planned Divestitures") to align our investments with higher-growth, higher-margin businesses. During the quarter, we began a process to market and sell the Planned Divestitures.

Q1 FY20 Results:

NET SALES

$1.01 billion

Forecast: $970 million to $1.03 billion

NON-GAAP NET SALES
Excluding Planned Divestitures

$851.4 million

Forecast: $830 million to $890 million

GAAP DILUTED EPS

$0.45

Forecast: $0.47 to $0.52

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

$0.72

Forecast: $0.70 to $0.75

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In August 2019, ScanSource announced plans to divest its physical product businesses outside of the United States, Canada and Brazil ("Planned Divestitures").

scansource.com 1 November 12, 2019

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2020

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q1 FY20	Q4 FY19	Q1 FY19	*Y/Y Change*
Net sales	$1,006.9	$960.8	$972.9	*+3.5%*
Non-GAAP net sales	$851.4	$811.5	$813.3	*+4.7%*
Gross profit	$112.1	$109.9	$112.2	*-0.1%*
Gross profit margin %	*11.1%*	*11.4%*	*11.5%*	*-40 bps*
Non-GAAP gross profit	$98.7	$96.7	$97.0	*+1.7%*
Non-GAAP gross profit margin %,	*11.6%*	*11.9%*	*11.9%*	*-34 bps*
Operating income	$18.6	$20.0	$21.4	*-13%*
Operating income %	*1.8%*	*2.1%*	*2.2%*	*-35 bps*
Non-GAAP operating income	$27.5	$30.9	$32.7	*-16%*
Non-GAAP operating income %	*3.2%*	*3.8%*	*4.1%*	*-79 bps*
GAAP net income	$11.5	$11.6	$14.3	*-19%*
Non-GAAP net income	$18.5	$19.2	$22.9	*-19%*
GAAP diluted EPS	$0.45	$0.45	$0.56	*-20%*
Non-GAAP diluted EPS	$0.72	$0.75	$0.89	*-19%*

- Net sales of $1 billion (+3.5% Y/Y)
  - Non-GAAP net sales, excluding Planned Divestitures, of $851.4 million (+4.7% Y/Y)
  - Organic growth of 3.4% Y/Y; growth across key technologies in North America and higher big deal volume
- Gross profit margin of 11.1% (down 40 bps Y/Y) and non-GAAP gross profit margin of 11.6% (down 34 bps Y/Y)
  - Sales mix of more lower-margin big deals
- Operating income margin of 1.8% and non-GAAP operating income margin of 3.2%
  - SG&A includes investments to support the planned growth for fiscal year 2020
- GAAP diluted EPS decreased 20% Y/Y to $0.45, and non-GAAP diluted EPS decreased 19% Y/Y to $0.72
  - GAAP diluted EPS below forecast range
  - Non-GAAP diluted EPS near midpoint of forecast range

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross profit exclude Planned Divestitures. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs, impact of Planned Divestitures, and other non-GAAP items.

scansource.com 2 November 12, 2019

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2020

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q1 FY20	Q4 FY19	Q1 FY19
Net sales	$697.8	$636.2	$655.1
Non-GAAP net sales	$581.2	$529.1	$536.7
Gross profit	$58.3	$56.4	$62.0
Gross profit margin %	*8.4%*	*8.9%*	*9.5%*
Non-GAAP gross profit	$50.3	$49.1	$52.7
Non-GAAP gross profit margin %	*8.7%*	*9.3%*	*9.8%*
Operating income	$12.0	$10.9	$13.5
Operating income %	*1.7%*	*1.7%*	*2.1%*
Non-GAAP operating income	$13.2	$13.5	$16.1
Non-GAAP operating income %	*2.3%*	*2.6%*	*3.0%*

Net Sales, *$ in millions*

Y/Y Growth +6.5%
Y/Y Organic Growth +8.3%



$800
$700
$600
$500
$400
$300
$118
$537
$122
$580
$100
$497
$107
$529
$117
$581
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Planned Divestitures
Continuing Operations

- Net sales of $697.8 million, up 6.5% Y/Y
  - Organic growth of 8.3% Y/Y
  - Higher volume of big deals
  - Growth across key technologies including mobile computing, video surveillance, and payments
- Gross profit margin of 8.4% (down 111 bps) and non-GAAP gross profit margin of 8.7% (down 118 bps)
  - Sales mix of more lower-margin big deals
- Operating income margin of 1.7% decreased 35 basis points Y/Y
- Non-GAAP operating income margin of 2.3% decreased 71 basis points Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, impact of Planned Divestitures, and restructuring costs.

scansource.com 3 November 12, 2019

ScanSource, Inc.

CFO COMMENTARY

Q1 FY2020

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q1 FY20	Q4 FY19	Q1 FY19
Net sales	$309.1	$324.7	$317.8
Non-GAAP net sales	$270.2	$282.4	$276.5
Gross profit	$53.8	$53.5	$50.3
Gross profit margin	*17.4%*	*16.5%*	*15.8%*
Non-GAAP gross profit	$48.4	$47.6	$44.3
Non-GAAP gross profit margin %	*17.9%*	*16.9%*	*16.0%*
Operating income	$7.4	$9.4	$8.3
Operating income %	*2.4%*	*2.9%*	*2.6%*
Non-GAAP operating income	$14.2	$17.4	$16.6
Non-GAAP operating *income* %	*5.3%*	*6.2%*	*6.0%*



Net Sales, $ in millions
Y/Y Growth -2.7%
Y/Y Organic Growth -6.3%
$400
$300
$200
$100
$-
$41
$51
$40
$43
$39
$277
$293
$256
$282
$270
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Planned Divestitures
Continuing Operations

- Net sales of $309.1 million, down 2.7% Y/Y
  - Organic growth of -6.3% Y/Y
  - Lower sales in the premise-based communications business in North America
  - Intelisys net sales increased 14% Y/Y
- Gross profit margin of 17.4% (up 159 bps) and non-GAAP gross margin of 17.9% (up 191 bps)
  - More favorable sales mix from higher services
- Operating income margin of 2.4% decreased 22 basis points Y/Y
- Non-GAAP operating income margin of 5.3% decreased 73 basis points Y/Y
  - Investments in future growth including recent acquisitions

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impact of Planned Divestitures, and restructuring costs.

scansource.com 4 November 12, 2019

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2020

WORKING CAPITAL

$ in millions	Q1 FY20	Q4 FY19	Q1 FY19
Accounts receivable (Q/E)	$706.4	$655.0	$643.5
Days sales outstanding in receivables*	63	62	60
Inventory (Q/E)	$715.2	$697.3	$672.7
Inventory turns	5.1	4.7	5.4
Accounts payable (Q/E)	$656.2	$558.1	$629.2
Paid for inventory days*	11.8	20.5	8.1
Working capital (Q/E) (AR+INV–AP)	$765.5	$794.2	$687.0

* *Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

- Working capital of $765.5 million, down 4% Q/Q and up 11% Y/Y
  - Lower level of working capital investment Q/Q
  - Working capital at 9/30/19 for the Planned Divestitures decreased to $179.5 million, down $25.4 million from $204.9 million at 6/30/19
- Days sales outstanding in receivables of 63 days
- Inventory turns of 5.1x; slower-than-expected range
  - Inventory up 3% Q/Q and 6% Y/Y
- Paid for inventory days of 11.8 reflect timing of accounts payable

scansource.com 5 November 12, 2019

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2020

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q1 FY20	Q4 FY19	Q1 FY19
Adjusted EBITDA (QTR)*	$31.9	$35.1	$36.9
Adjusted ROIC (QTR)*	9.6%	11.1%	12.8%
Operating cash flow (QTR)	$47.0	$(2.6)	$5.7
Operating cash flow, trailing 12 months	$14.2	$(27.1)	$71.0
Cash and cash equivalents (Q/E)	$25.9	$23.8	$18.9
Debt (Q/E)	$370.3	$360.5	$281.9
Net debt to adjusted EBITDA, trailing 12 months*	2.4x	2.3x	1.8x
Shares repurchased – # of shares (QTR)	168,094	314,445	--
Shares repurchased – dollars (QTR)	$5.4	$9.8	--
Remaining share repurchase authorization (as of Q/E)	--	$89.5	$99.7

* *Excludes non-GAAP adjustments and change in fair value of contingent consideration*

- Adjusted EBITDA of $31.9 million, down 14% Y/Y, primarily from our acquisition investments
- Adjusted return on invested capital of 9.6% for the quarter
- Operating cash flow of $47 million for the quarter and $14.2 million for the trailing 12 months
  - Earnings from our business and lower working capital Q/Q
- Cash and cash equivalent balances of $25.9 million at 9/30/19, including $17.5 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.4x (target range: 1.5x to 2.5x)
- $5.4 million in share repurchases during the quarter; share repurchase authorization expired in August 2019

scansource.com 6 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

Q2 FY20 OUTLOOK

For the quarter ending December 31, 2019:

GAAP NET SALES

Forecast Range:
$1.03 billion to
$1.09 billion

Q2 FY19: Net sales $1.05 billion

GAAP DILUTED EPS

Forecast Range:
$0.54 to $0.59
per share

Q2 FY19: GAAP diluted EPS $0.78

NON-GAAP NET SALES
Excluding Planned Divestitures

Forecast Range:
$880 million to
$940 million

Q2 FY19: Net sales excluding Planned Divestitures $872 million

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

Forecast: Range
$0.80 to $0.85
per share

Q2 FY19: Non-GAAP diluted EPS excluding Planned Divestitures $0.96

- Outlook as of November 12, 2019
- Excludes operating results for Planned Divestitures (physical product distribution businesses in Europe, UK, Mexico, Colombia, Chile, Peru and Miami-based export operations)
- Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, impact of Planned Divestitures, restructuring costs, and divestiture costs
- Forecast sales midpoint reflects approximately 4% year-over-year organic sales growth
- Reflects a FX rate of $0.244 to R$1.00 for the Brazilian real (R$4.10 to $1)
- Expects foreign currency translation to negatively impact sales by approximately $10 million
- Assumes interest expense will be approximately $3.8 million for Q2 FY20
- Assumes an effective tax rate excluding Planned Divestitures of 25% to 26% for Q2 FY20, excluding discrete items

scansource.com 7 November 12, 2019

ScanSource, Inc. CFO COMMENTARY Q1 FY2020 FORWARD-LOOKING STATEMENTS expectations in its forward-looking statements are reasonable, it cannot guarantee future This CFO Commentary contains certain results, levels of activity, performance or comments that are “forward-looking” achievement. ScanSource disclaims any statements, including statements about obligation to update or revise any forward- expected sales, Planned Divestitures, GAAP looking statements, whether as a result of new diluted earnings per share (“EPS”), non-GAAP information, future events, or otherwise, diluted EPS, operating cash flow, foreign except as may be required by law. currency rates, tax rates and interest expense that involve plans, strategies, economic performance and trends, projections, NON-GAAP FINANCIAL INFORMATION expectations, costs or beliefs about future In addition to disclosing results that are events and other statements that are not determined in accordance with United States descriptions of historical facts. Forward- Generally Accepted Accounting Principles looking information is inherently subject to (“GAAP”), the Company also discloses certain risks and uncertainties. non-GAAP measures, including non-GAAP operating income, non-GAAP operating Any number of factors could cause actual income margin, non-GAAP net income, non- results to differ materially from anticipated or GAAP diluted EPS, non-GAAP net sales, non- forecasted results, including but not limited to, GAAP gross profit, non-GAAP gross margin, our ability to complete the Planned adjusted EBITDA, ROIC and net sales Divestitures on acceptable terms or at all, excluding the Planned Divestitures less changes in our operating strategy, changes in impacts from foreign currency translation and interest and exchange rates and regulatory acquisitions (organic growth). A reconciliation regimes impacting our international of the Company's non-GAAP financial operations, the impact of tax reform laws, the information to GAAP financial information is failure of acquisitions to meet our provided in the Appendix and in the expectations, the failure to manage and Company’s Form 8-K, filed with the SEC, with implement our organic growth strategy, credit the quarterly earnings press release for the risks involving our larger customers and period indicated. vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2019, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the scansource.com 8 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)

Quarter Ended September 30, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 1,006,927	$ -	$ -	$ -	$ -	$ -	$ (155,516)	$ 851,411
Gross profit	112,099	-	-	-	-	-	(13,397)	98,702
Operating Income	18,605	4,962	2,472	757	169	-	507	27,472
Other expense, net	3,024	-	-	-	-	-	(140)	2,884
Pre-tax income	15,581	4,962	2,472	757	169	-	647	24,588
Net income	11,530	3,746	1,869	757	128	-	444	18,474
Diluted EPS	$ 0.45	$ 0.15	$ 0.07	$ 0.03	$ -	$ -	$ 0.02	$ 0.72

Quarter Ended June 30, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net (b)	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 960,833	$ -	$ -	$ -	$ -	$ -	$ (149,336)	$ 811,497
Gross profit	109,864	-	-	-	-	-	(13,157)	96,707
Operating Income	20,022	5,024	3,665	230	483	-	1,456	30,880
Other expense, net	3,783	-	-	-	-	-	(357)	3,426
Pre-tax income	16,238	5,024	3,665	230	483	-	1,814	27,454
Net income	11,578	3,802	2,780	230	342	(387)	853	19,199
Diluted EPS	$ 0.45	$ 0.15	$ 0.11	$ 0.01	$ 0.01	$ (0.02)	$ 0.03	$ 0.75

Quarter Ended September 30, 2018	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 972,900	$ -	$ -	$ -	$ -	$ -	$ (159,645)	$ 813,255
Gross profit	112,215	-	-	-	-	-	(15,198)	97,017
Operating Income	21,432	5,003	4,584	355	1,328	-	(49)	32,653
Other expense, net	2,208	-	-	-	-	-	167	2,375
Pre-tax income	19,224	5,003	4,584	355	1,328	-	(216)	30,278
Net income	14,322	3,798	3,487	355	955	-	(47)	22,870
Diluted EPS	$ 0.56	$ 0.15	$ 0.14	$ 0.01	$ 0.03	$ -	$ -	$ 0.89

(a) Acquisition costs are generally nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 9 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended September 30, 2019:			
Q1 FY20 net sales, as reported	$ 697,791	$ 309,136	$ 1,006,927
Planned Divestitures	$ (116,603)	$ (38,913)	$ (155,516)
Q1 FY20 net sales, excluding Planned Divestitures	581,188	270,223	851,411
Foreign exchange impact (a)	95	244	339
Less: Acquisitions	-	(12,157)	(12,157)
Q1 FY20 net sales, constant currency excluding Planned Divestitures and acquisitions (non-GAAP)	$ 581,283	$ 258,310	$ 839,593
Q1 FY19 net sales, as reported	$ 655,113	$ 317,787	$ 972,900
Planned Divestitures	(118,366)	(41,279)	(159,645)
Q1 FY19 net sales, excluding Planned Divestitures	$ 536,747	$ 276,508	$ 813,255
Less: Acquisitions	-	(964)	(964)
Q1 FY19 net sales, excluding Planned Divestitures and acquisitions (non-GAAP)	$ 536,747	$ 275,544	$ 812,291
Y/Y % Change:			
As reported	**6.5%**	**-2.7%**	**3.5%**
Excluding Planned Divestitures	**8.3%**	**-2.3%**	**4.7%**
Constant currency, excluding Planned Divestitures and acquisitions (organic growth)	**8.3%**	**-6.3%**	**3.4%**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2019 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2018.

scansource.com 10 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended September 30, 2019					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 697,791	-	-	-	(116,603)	$ 581,188
Gross Profit	$ 58,271	-	-	-	(7,982)	$ 50,289
Gross profit margin %	8.35%	-	-	-	6.85%	8.65%
Operating income	$ 11,992	1,968	-	169	(899)	$ 13,230
Operating income margin %	1.72%	-	-	-	0.77%	2.28%
Worldwide Communications & Services:						
Net sales	$ 309,136	-	-	-	(38,913)	$ 270,223
Gross Profit	$ 53,828	-	-	-	(5,415)	$ 48,413
Gross profit margin %	17.41%	-	-	-	13.92%	17.92%
Operating Income	$ 7,370	2,994	2,472	-	1,406	$ 14,242
Operating income margin %	2.38%	-	-	-	-3.61%	5.27%

($ in thousands)	Quarter Ended June 30, 2019					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 636,172	-	-	-	(107,078)	$ 529,094
Gross Profit	$ 56,407	-	-	-	(7,278)	$ 49,129
Gross profit margin %	8.87%	-	-	-	6.80%	9.29%
Operating income	$ 10,901	1,968	-	86	555	$ 13,510
Operating income margin %	1.71%	-	-	-	-0.52%	2.55%
Worldwide Communications & Services:						
Net sales	$ 324,661	-	-	-	(42,258)	$ 282,403
Gross Profit	$ 53,457	-	-	-	(5,879)	$ 47,578
Gross profit margin %	16.47%	-	-	-	13.91%	16.85%
Operating Income	$ 9,351	3,056	3,665	397	901	$ 17,370
Operating income margin %	2.88%	-	-	-	-2.13%	6.15%

scansource.com 11 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR, continued

($ in thousands)	Quarter Ended September 30, 2018					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 655,113	-	-	-	(118,366)	$ 536,747
Gross Profit	$ 61,951	-	-	-	(9,215)	$ 52,736
Gross profit margin %	9.46%	-	-	-	7.79%	9.83%
Operating income	$ 13,532	2,309	-	708	(478)	$ 16,071
Operating income margin %	2.07%	-	-	-	0.40%	2.99%
Worldwide Communications & Services:						
Net sales	$ 317,787	-	-	-	(41,279)	$ 276,508
Gross Profit	$ 50,264	-	-	-	(5,983)	$ 44,281
Gross profit margin %	15.82%	-	-	-	14.49%	16.01%
Operating Income	$ 8,255	2,694	4,584	620	429	$ 16,582
Operating income margin %	2.60%	-	-	-	-1.04%	6.00%

scansource.com 12 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)

	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19
Adjusted return on invested capital (ROIC), annualized (a)	**9.6%**	**11.1%**	**11.4%**	**12.7%**	**12.8%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,530	$ 11,578	$ 11,715	$ 19,982	$ 14,322
Plus:					
Interest expense	3,792	3,966	3,670	3,119	2,627
Income taxes	4,051	4,660	4,080	6,668	4,902
Depreciation and amortization	9,189	9,053	9,363	8,935	9,268
EBITDA	28,562	29,257	28,828	38,704	31,119
Adjustments:					
Change in fair value of contingent consideration	2,472	3,665	5,101	1,850	4,584
Acquisition and divestiture costs	757	230	222	414	355
Restructuring costs	169	483	456	-	1,328
Impact of Planned Divestitures	(76)	1,449	854	(1,864)	(486)
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	**$ 31,884**	**$ 35,084**	**$ 35,461**	**$ 39,104**	**$ 36,900**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 914,129	$ 911,063	$ 899,503	$ 877,897	$ 866,376
Equity - end of quarter	905,751	914,129	911,063	899,503	877,897
Adjustments:					
Change in fair value of contingent consideration, net of tax	1,869	2,780	3,619	1,408	3,487
Acquisition and divestiture costs	757	230	222	414	355
Restructuring costs, net of tax	128	342	334	-	955
Tax recovery, net and related interest income, net of tax	-	(387)	-	-	-
Impact of Planned Divestitures, net of tax	444	3,918	1,181	(650)	908
Average equity	911,539	916,040	907,961	889,286	874,989
Average funded debt (b)	407,306	355,932	357,443	333,138	272,277
Invested capital (denominator for ROIC)(non-GAAP)	**$ 1,318,845**	**$ 1,271,972**	**$ 1,265,405**	**$ 1,222,423**	**$ 1,147,266**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 13 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19
Debt (Q/E)	$ 370,330	$ 360,506	$ 347,672	$ 372,410	$ 281,859
Less: Cash and cash equivalents (Q/E)	(25,877)	(23,818)	(20,400)	(22,749)	(18,858)
Net debt (Q/E)	**$ 344,453**	**$ 336,688**	**$ 327,272**	**$ 349,661**	**$ 263,000**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,530	$ 11,578	$ 11,715	$ 19,982	$ 14,322
Plus:					
Interest expense	3,792	3,966	3,670	3,119	2,627
Income taxes	4,051	4,660	4,080	6,668	4,902
Depreciation and amortization	9,189	9,053	9,363	8,935	9,268
EBITDA	28,562	29,257	28,828	38,704	31,119
Adjustments:					
Change in fair value of contingent consideration	2,472	3,665	5,101	1,850	4,584
Acquisition and divestiture costs	757	230	222	414	355
Restructuring costs	169	483	456	-	1,328
Impact of Planned Divestitures	(76)	1,449	854	(1,864)	(486)
Adjusted EBITDA (non-GAAP)	$ 31,884	$ 35,084	$ 35,461	$ 39,104	$ 36,900
Adjusted EBITDA, TTM (a)	**$ 141,533**	**$ 146,549**	**$ 149,660**	**$ 147,970**	**$ 148,144**
Net Debt / Adjusted EBITDA, TTM (a)	**2.4x**	**2.3x**	**2.2x**	**2.4x**	**1.8x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 14 November 12, 2019

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Impact of Planned Divestitures

($ in thousands)	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19
Net sales, reported (GAAP)	$ 1,006,927	$ 960,833	$ 893,357	$ 1,046,021	$ 972,900
Less: Planned Divestitures	(155,516)	(149,336)	(140,510)	(173,612)	(159,645)
Non-GAAP net sales, excl. Planned Divestitures	**851,411**	**811,497**	**752,847**	**872,409**	**813,255**
Gross profit, reported (GAAP)	112,099	109,864	110,016	120,478	112,215
Less: Planned Divestitures	(13,397)	(13,157)	(14,208)	(16,998)	(15,198)
Non-GAAP gross profit	**98,702**	**96,707**	**95,808**	**103,480**	**97,016**
Gross profit margin %	11.13%	11.43%	12.31%	11.52%	11.53%
Non-GAAP gross profit margin %	11.59%	11.92%	12.73%	11.86%	11.93%
Operating income, reported (GAAP)	18,605	20,022	18,804	29,706	21,432
Adjustments:					
Intangible amortization expense	4,962	5,024	5,005	4,700	5,003
Change in fair value of contingent consideration	2,472	3,665	5,101	1,850	4,584
Acquisition costs	403	230	222	414	355
Divestiture costs	354	-	-	-	-
Restructuring costs	169	483	592	-	1,328
Impact of Planned Divestitures, loss (income)	507	1,456	898	(2,102)	(49)
Non-GAAP operating income	**$ 27,472**	**$ 30,880**	**$ 30,622**	**$ 34,568**	**$ 32,653**
Operating income margin %	1.85%	2.08%	2.10%	2.84%	2.20%
Non-GAAP operating income margin %	3.23%	3.81%	4.07%	3.96%	4.02%
Working capital					
Accounts receivable, reported (GAAP)	$ 706,428	$ 654,983	$ 597,349	$ 673,631	$ 643,518
Less: Planned Divestitures	(138,372)	(131,446)	(114,187)	(134,137)	(131,036)
Accounts receivable, excluding Planned Divestitures	568,056	523,537	483,162	539,494	512,482
Inventory, reported (GAAP)	715,224	697,343	760,711	704,444	672,696
Less: Planned Divestitures	(115,580)	(143,263)	(145,413)	(124,852)	(125,159)
Inventory, excluding Planned Divestitures	599,644	554,080	615,298	579,592	547,536
Accounts payable, reported (GAAP)	656,150	558,101	585,121	604,630	629,242
Less: Planned Divestitures	(74,407)	(69,810)	(92,057)	(79,704)	(93,404)
Accounts payable, excluding Planned Divestitures	581,743	488,291	493,064	524,926	535,838
Working capital, reported (GAAP)	765,502	794,225	772,940	773,444	686,971
Less: Planned Divestitures	(179,545)	(204,899)	(167,543)	(179,285)	(162,791)
Working capital, excluding Planned Divestitures	**$ 585,957**	**$ 589,326**	**$ 605,397**	**$ 594,159**	**$ 524,180**

scansource.com 15 November 12, 2019

ScanSource, Inc. CFO COMMENTARY Q1 FY2020 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q2 FY20 Outlook Excluding Planned Divestitures ($ in thousands) Forecast for Quarter ending December 31, 2019 Range Low Range High Net sales, reported $ 1,030,00 $ 1,090,000 Adjustments: Net sales for Planned Divestitures (150,000) (150,000) Non-GAAP net sales, excluding Planned Divestitures $ 880,000 $ 940,000 GAAP diluted EPS $ 0.54 $ 0.59 Adjustments: Amortization of intangible assets 0.17 0.17 Change in fair value of contingent consideration 0.05 0.05 Impact of Planned Divestitures(a) 0.02 0.02 Other (restructuring costs and divestiture costs) 0.02 0.02 Non-GAAP diluted EPS $ 0.80 $ 0.85 (a) Reflects operating results for Planned Divestitures and does not include any non-cash charges from write-downs or losses associated with a sale or liquidation of the businesses and their assets scansource.com 16 November 12, 2019